EXHIBIT 32.1

Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with this annual report on Form 10-K of GulfSlope, Energy, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John N. Seitz, Chief Executive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2014

/s/_JOHN N. SEITZ
John N. Seitz
Principal Executive Officer

/s/ JOHN H. MALANGA
John H. Malanga
Principal Financial Officer